EXHIBIT 10.7.6
Union Carbide Corporation and Subsidiaries

Sixth Amendment to Second Amended and Restated Revolving Loan Agreement

This Sixth Amendment to the Second Amended and Restated Revolving Loan Agreement (the “Amendment”), effective as of April 1, 2012, is entered into by and between Union Carbide Corporation, a New York corporation (the “Lender”) and The Dow Chemical Company, a Delaware corporation (the “Borrower”).

WHEREAS, the Lender and the Borrower are parties to the Second Amended and Restated Revolving Loan Agreement dated as of November 1, 2005, amended by the First Amendment effective December 31, 2007, amended by the Second Amendment effective August 1, 2009, amended by the Third Amendment effective February 1, 2010, amended by the Fourth Amendment effective August 1, 2010, and amended by the Fifth Amendment effective August 1, 2011 (the “Loan Agreement”);

WHEREAS, the Lender and the Borrower wish to extend the Maturity Date, as defined in the Loan Agreement and as contemplated herein;

NOW, THEREFORE, in view of the following terms and conditions and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Section 1.12 definition of “Maturity Date” in the Loan Agreement is deleted in its entirety and replaced with the following Section 1.12 definition of “Maturity Date”:

“Maturity Date” means April 30, 2017.

2.    No Other Amendment or Waiver. Except as expressly amended by this Amendment, the Loan Agreement remains in full force and effect in accordance with its terms.

3.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

4.    Governing Law. This Amendment and the rights and obligations of the parties to this Amendment will be governed by and construed and interpreted in accordance with the laws of the State of New York.

5.    Ratification. Lender and Borrower agree that this Amendment is effective as of April 1, 2012, and each party ratifies all action taken up to and in accordance with this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized representatives.

THE DOW CHEMCIAL COMPANY	UNION CARBIDE CORPORATION

By:	/s/ ANDREAS UNTERSTE	By:	/s/ IGNACIO MOLINA
Name:	Andreas Unterste	Name:	Ignacio Molina
Title:	Director of Financial Operations	Title:	Chief Financial Officer
	Compliance and Technology		Vice President and Treasurer
Date:	September 28, 2012	Date:	September 28, 2012